                AMENDMENT NO. 5 dated as of December 22, 1997 to the Credit, Security, Guaranty and Pledge Agreement dated as of June 19, 1996, as amended, among THE KUSHNER-LOCKE COMPANY (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Agent and as Fronting Bank for the Lenders (the "Agent") (as heretofore amended, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

        The Lenders have made available to the Borrower a revolving credit facility pursuant to the terms of the Credit Agreement.

        The Borrower has requested certain modifications to the Credit
Agreement.

        The Borrower, the Guarantor, the Lenders and the Agent have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

        Therefore, the parties hereto hereby agree as follows:

        Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

        Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of September 30, 1997 (the "Effective Date") as follows:

        (A)  The definition of "Consolidated Interest Expense" appearing in
Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

        "Consolidated Interest Expense" shall mean for any period for which such amount is being determined, total interest expense paid or payable in cash (including that properly attributable to Capital Leases in accordance with GAAP and all capitalized interest but excluding in any event all amortization of debt discount and debt issuance costs) of the Borrower and its Consolidated


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        Subsidiaries on a consolidated basis including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net cash costs (or net profits) under Interest Rate Protection Agreements, net of interest received in cash."

        (B) Section 6.19 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 6.19:

        "SECTION 6.19 EBIT to Interest Expense Ratio. For any rolling four quarter period, permit the ratio of (i) the sum of EBIT and film amortization minus 50% of investments in film inventory made during such period, to (ii) Consolidated Interest Expense, to be less than 2.25.1."

        Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 3:

        (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement; and

        (B) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

        Section 4. Waiver. Each of the Lenders, by its execution hereof, hereby waives the Credit Parties' non-compliance with Section 6.18 regarding the ratio of Total Unsubordinated Liabilities to Consolidated Capital Base, solely through the period ending September 30, 1997.

        Section 5. Representations and Warranties. Each Credit Party represents and warrants that:

        (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

        (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

        Section 5. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.


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     Section 7. Fundamental Documents. This Amendment is designated a
Fundamental Document by the Agent.

     Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 11. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                   BORROWER:

                                   THE KUSHNER-LOCKE COMPANY


                                   By: /s/ ROBERT SWAN
                                       -----------------------------------
                                       Name: Robert Swan
                                       Title: Chief Financial Officer




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                                GUARANTORS:

                                KL PRODUCTIONS, INC.
                                KL INTERNATIONAL, INC.
                                ACME PRODUCTIONS, INC.
                                KUSHNER-LOCKE PRODUCTIONS, INC.
                                THE RELATIVES COMPANY
                                POST AND PRODUCTION SERVICES, INC.
                                L-K ENTERTAINMENT, INC.
                                INTERNATIONAL COURTROOM NEWS SERVICE
                                FAMILY PICTURES, INC.
                                TROPICAL HEAT, INC.
                                KL SYNDICATION, INC.
                                ANDRE PRODUCTIONS, INC.
                                TKLC NO. 2, INC.
                                TWILIGHT ENTERTAINMENT, INC.
                                KLC FILMS, INC.
                                KL FEATURES, INC.
                                KLF GUILD CO.
                                KLF DEVELOPMENT CO.
                                KLTV GUILD CO.
                                KLTV DEVELOPMENT CO.
                                KUSHNER-LOCKE INTERNATIONAL, INC.
                                KL INTERACTIVE MEDIA, INC.


                                By /s/ ROBERT SWAN
                                  -------------------------------
                                  Name: Robert Swan
                                  Title: Chief Financial Officer


                                KLC/NEW CITY
                                By its General Partner
                                THE KUSHNER-LOCKE COMPANY


                                By /s/ ROBERT SWAN
                                  -------------------------------
                                  Name: Robert Swan
                                  Title: Chief Financial Officer




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                                DAYTON WAY PICTURES, INC.
                                DAYTON WAY PICTURES II, INC.
                                DAYTON WAY PICTURES III, INC.
                                DAYTON WAY PICTURES IV, INC.
                                FW COLD CO., INC.


                                BY /s/ ROBERT SWAN
                                  ------------------------------
                                  Name: Robert Swan
                                  Title: Chief Financial Officer


                                LENDERS:
Executed in
New York, New York              THE CHASE MANHATTAN BANK (formerly
On December 29, 1997            known as Chemical Bank), as Agent




                                BY /s/ ANN B. KERNS
                                  ------------------------------
                                  Name: Ann B. Kerns
                                  Title: Vice President


                                DE NATIONALE INVESTERINGSBANK N.V.



                                BY /s/ ERIC H. SNATERSE
                                  ------------------------------
                                  Name: Eric H. Snaterse
                                  Title:



                                BY /s/ J.L.J.M REISEN
                                  ------------------------------
                                  Name: J.L.J.M Reisen
                                  Title:


                                COMERICA BANK -- CALIFORNIA



                                BY /s/ D. JEFFREY ANDRICK
                                  ------------------------------
                                  Name: D. Jeffrey Andrick
                                  Title: V.P.


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